UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Costco Wholesale Corporation

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The Company has filed a proxy statement with the Securities and Exchange Commission in connection with the 2022 Annual Meeting of Shareholders, to be held on January 20, 2022. This supplemental filing provides updated information about the Company’s Climate Action Plan. To the extent the information in this supplement differs from information disclosed in the proxy statement, the information in this supplement applies.

Important Information

BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), FORM 10-K AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

Investors and shareholders can obtain a copy of the proxy statement and other relevant documents filed by Costco free of charge from the SEC’s website, www.sec.gov, or at the Company’s website, investor.costco.com, or without charge upon written request directed to Investor Relations.

Our Climate Action Plan

Costco has published an update to part of its Climate Action Plan at: https://www.costco.com/sustainability-climate-action-plan.html#introduction. Excerpts from the updated plan are included below.

SCOPE 1 AND 2 EMISSIONS REDUCTION

In 2021, we developed a five-part Scope 1 and 2 decarbonization strategy that includes the following steps:

A.	Design and implement centralized data collection, analysis and reporting solutions to support warehouse-level carbon, water and waste performance management;

B.	Reduce carbon emissions through operationally-viable energy and refrigeration projects;

C.	Purchase renewable energy and install on-site renewables when operationally feasible; and

D.	Acquire high-quality, verified renewable energy certificates (RECs) after we exhaust all other cost-effective reduction pathways.

Our Fiscal Year 2020 Scope 1 and 2 CO2e footprint was verified by SGS Global, and we will use this baseline to set absolute reduction targets and measure our future actions.

Two categories collectively represent over 75% of our 2020 baseline Scope 1 and 2 emissions:

•	Scope 1: Hydrofluorocarbons (i.e., HFCs) and other gases from our refrigeration units in our warehouses; and

•	Scope 2: Purchased electricity that powers our corporate offices and warehouses.

As of January 2022, our new Scope 1 and 2 reduction commitments are as follows:

•

Scope 1: accelerate the phase-out of HFCs and increase our investment in refrigeration retrofits to reduce refrigerant emission Global Warming Potential (GWP) by 30 % by 2030 as compared to our 2020 baseline.

•	Scope 2: increase purchased renewable electricity in our global operations from 15.8 % in 2021 to 30% by 2025; 60 % by 2030; and 100 % in global operations by 2035.

Between these two actions we are committing to an annual 2% per year reduction target for global Scope 1 and 2 CO2e emissions. Should we achieve this target we estimate we can reduce cumulative Scope 1 and 2 CO2e emission 20% by 2030 and 45% by 2035 from a 2020 base year. We are continuing to explore targets for even greater reductions.

We will disclose the remainder of our Scope 1 and 2 decarbonization strategy in our December 2022 Climate Action Plan update.

Successful implementation of this decarbonization strategy depends upon many factors, some of which are beyond our control. Examples include, but are not limited to, changes in the international and national policy and regulatory landscape, permitting requirements, the availability of refrigerant equipment and low-Global Warming Potential (GWP) refrigerant alternatives, the availability of qualified refrigerant and HVAC service providers, requisite supply of renewable energy, COVID-19 Pandemic-related socio-economic and public health risks, as well as the direct and indirect impact of global climate change on our operations and global value chain.

Note about Forward-Looking Statements

Certain statements in this supplement, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, statements regarding our environmental and other sustainability plans and goals, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may appear throughout this Proxy Statement. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely”, “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms. Such forward-looking statements involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These risks and uncertainties include, but are not limited to, domestic and international economic conditions, including exchange rates, inflation or deflation, the effects of competition and regulation, uncertainties in the financial markets, consumer and small business spending patterns and debt levels, breaches of security or privacy of member or business information, conditions affecting the acquisition, development, ownership or use of real estate, capital spending, actions of vendors, rising costs associated with employees (generally including health-care costs), energy and certain commodities, geopolitical conditions (including tariffs), the ability to maintain effective internal control over financial reporting, COVID-19 related factors and challenges, including (among others) the duration of the pandemic, the unknown long-term economic impact, reduced shopping due to illness, travel restrictions or financial hardship, shifts in demand for products, reduced workforces due to illness, quarantine, or government mandates, temporary store closures or operational limitations due to government mandates, or supply-chain disruptions, capacity constraints of third-party logistics suppliers, and other risks identified from time to time in the Company’s public statements and reports filed with the SEC. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” in our Forms 10-K and 10-Q. Forward-looking statements speak only as of the date they are made, and we do not undertake to update these statements, except as required by law.